Exhibit 99.2

1 1 AccoladeAnnounces Acquisitionof2nd.MD

2 2 2 2 This presentation contains “forward-looking statements” –that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such ‘‘anticipate,’’ ‘‘believe,’’ ‘‘contemplate,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ “guidance,” ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘potential,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ or ‘‘would’’ or similar expressions. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include , among others, the following: (i) risks associated with (a) the possibility that the closing conditions to the transaction with 2nd.MD may not be satisfied or waived in a timely manner or at all, including that a governmental entity may prohibit, delay or refuse to grant a regulatory approval, (b) the failure to complete or receive the anticipated benefits from the transaction, including due to Accolade’s inability to successfully integrate 2nd.MD into its business, (c) diverting management attention from ongoing business operations, (d) the commencement or outcome of any legal proceedings that may be instituted against us or 2nd.MD in connection with the proposed transaction and (f) the effects of the transaction on the combined business, including on operating costs, customer loss and business disruption; (ii) changes in laws and regulations applicable to our or 2nd.MD’s business model; (iii) changes in market or industry conditions, regulatory environment and receptivity to our or 2nd.MD’s technology and services; (iv) results of litigation or a security incident; (v) the loss of one or more of our or 2nd.MD’s key customers or partners; (vi) the impact of COVID-19 on our or 2nd.MD’s business and results of operation; (vii) changes to our or 2nd.MD’s abilities to recruit and retain qualified team members; and the risks described in the other filings Accolade makes with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in Accolade’s Final Prospectus for its public offering dated October 21, 2020 and its quarterly reports filed on Form 10-Q, which should be read in conjunction with its financial results and forward-looking statements. All forward-looking statements in this Current Report on Form 8-K or any exhibit hereto are based on information available to Accolade as of the date hereof, and it does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Today’sPresenters Rajeev Singh Chief Executive Officer Accolade Steve Barnes Chief Financial Officer Accolade Jason Melton Chief Executive Officer 2nd.MD 3 3

4 Integrating expert healthcare resources into a single solution that simplifies the care journey and empowers people to make the best decisions for their health and well-being. 4

Combining two market leading platforms

To create the industry's most comprehensive, integrated healthcare navigation experience.

Accolade	2nd.MD
- Leader in **personalized health and benefits**	- Leader in **Expert Medical Opinion**
- Relationship-based clinical model that persists **throughout care journeys**	- Expert-led clinical model that **delivers medical certainty in complex medical situations**
- Expanding platform of clinical programs that **improve clinical outcomes and lower costs**	- **900 physician experts**, leaders in their respective fields, covering all specialties
- **>2 million members**	- **>7 million members**
- **~100 customers**	- **~300 customers** & deep **health plan relationships** with virtually no overlap
- **4%-10% employer savings** on HC spend	- Average **$5K+ savings per consult** (2x ROI)

5 Accolade

Delivering Medical Certainty and Driving Savings

Accolade Creates Impact Across the Entire Consumer Journey



Treatment Decisions & High-Cost Services
Annual Open Enrollment
Research plan options
Assess financial implications, make decisions
Receive benefit card
Enroll in plan
Review health benefits
Understand benefits
Manage Rx
Enroll in point solutions
Research symptoms
Search providers
Consider provider quality
Assess provider cost
Evaluate options
Consider telehealth
Schedule appointment.
Prep for visit
Verify benefits
Comply with pre-auth requirements
Seek expert medical opinion
Adhere to care plan
Visit pharmacy
Engage PCP
Address medical bills and ongoing treatment costs
Engage in care management
Visit specialist

6 Confidential Accolade

Integrating Expert Medical Opinion

Further Lowers Unnecessary Healthcare Utilization

Example: Improving knee pain-related utilization trends

Right Member

- Machine learning model proactively identifies members with high risk of knee surgery in the next 12 months
- Multichannel target outreach to high-risk members and referrals from member services

Right Decision

- Mayo clinic education materials
- Provider data insights on surgery experience and complications, re-admits, and length of stay

Right Path

- Shared decision making prior to seeing specialist
- Referral to in-person or virtual physical therapy (e.g., Hinge)

Virtual consult with expert physician – increase in delivery of evidence-based guidance

IMPACT

Improved outcomes, satisfaction and trust

- ↓ 31% MRIs
- ↓ 15% ER visits
- ↓ 64% Outpatient surgery
- ↓ 15% inpatient surgery

Source: Representative Accolade customer analysis (based on service dates from July 2018-July 2019)

7 Confidential Accolade

Solution Portfolio

Delivering Comprehensive, Integrated and Clinical Support

Accolade Total Benefits	Accolade Total Care	Accolade Total Health and Benefits
Navigation	Provider Decision Support	Integrated Population Health
SOLUTION FEATURES	SOLUTION FEATURES	SOLUTION FEATURES
✓ Benefits engagement	✓ Benefits engagement	✓ Benefits engagement
✓ Clinical guidance	✓ Clinical guidance	✓ Clinical guidance
	✓ Provider matching	✓ Provider matching
		✓ Case management
		✓ Provider services
		✓ Member services
	Expert Medical Opinion	

8 Confidential Accolade

Accelerating Accolade's Clinical Innovation

Lowering Healthcare Spend

2007 - 2019

Created a Proven High Touch, High Tech Personalized Advocacy Model

2020

JANUARY
Launched Intelligent Provider Matching (MDI Acquisition)

JUNE
Launched Accolade COVID Response Care

SEPTEMBER
Launched Mental Health Integrated Care

OCTOBER
Global Appropriateness Measures group partnership

2021

JANUARY
Adding 2nd.MD Expert Medical Opinion


Accolade
Opening Bell
Nasdaq

IPO:
July 2020

Follow-on:
October 2020

Confidential

10 10 Overview

11 11 11 11 14 14 14 14 OUR INSPIRATION Clint and Gabi

STATE OF HEALTHCARE 17 30% • The average US doctor is 17 years behind research • 30% of healthcare spending is wasted • Specialist wait times have reached 60 days in some cities • Doctors spend 1 minute on average discussing treatment 5% of employees = 50% of costs 60 days Healthcare costs rise with no increase in quality, access, or ease 1 BILLION US Annual doctor visits 1 12 12 12 12

VS. • Live video consultations • Expert led (nurse, records team, elite specialist) • Answers in 3 to 5 days 13 13 13 13

IMPACT OF 2ND.MD 85%35% $27K 14 14 14 14 improved treatment plans 30% of surgery consults result in surgery cancellation of consults lead to an alternate diagnosis +91 Net Promoter Score savings per surgical consult $5K+ savings per consult

EXPERT MEDICAL CONSULTATION Providing members with confidence in their diagnosis and treatment plan in 3 to 5 days Initial contact / care team RN member intake Records collected and curated by 2nd.MD Recommend specialist physician & schedule consultation 30+ minute live consultation with specialist physician Written summary & post consultation follow-up support 15 15 15 15 Delivering a World Class Member Experience

PERSONALIZED, VIRTUAL CONSULTATIONS

DIRECTLY ADDRESS MAJOR COST DRIVERS Top Conditions Cited by Employers Driving Cost % of respondents ranking condition category as a top 3 cost driver 2nd.MD Average Savings Per Case Musculoskeletal Cancer Cardiovascular Mental Health 9% 39% 78% 90% $32K $33K $39K $7K 17 17 17 17

18 18 Transaction Details

Total Customers $46BN TAM ~400 $22BN Expert Medical Opinion 94 54 1520 FY201 8FY201 9FY202 0As of 10/19/20Pro Form a Combi ned $24BN Advocacy Market 19 19

20 Total Consideration:Up to $460 million Cash:$230 million Stock:$130 million in common stock (2.82 million shares) Contingent stock consideration:Up to $100 million in common stock (2.17 million shares), subject to achievement of defined revenue milestones Estimated close date:Estimated by the end of February 2021 2nd.MD CY 2020 revenue:$35 million (unaudited) Guidance:Combined FY22 guidance will be provided with Accolade F4Q results

21 Adds Expert Medical Opinion capabilities, a highly desired employer healthcare benefit 900 leading expert medical specialists across all specialty areas ~400 customers covering 9 million+ members, with virtually zero customer overlap, provides opportunity for cross-sell and up-sell $Compelling value for employers: ROI averages 2x, while lowering medical trend line Combined TAM of $46 billion; adds payor distribution relationships

22 22